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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2000



                             ARCADIA FINANCIAL LTD.
                           As Servicer with respect to
                  ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-B
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             (Exact name of registrant as specified in its charter)


           Delaware                  333-48141                 41-1743653

                             ------------------------

(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)           identification No.)

         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code:    (612) 942-9880
                                                           ---------------------


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          (Former name or former address, if changed since last report)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISTION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           Not applicable.

Item 5.    OTHER EVENTS.

           Pursuant to the Sale and Servicing Agreement, dated as of June 1, 1999 (the "Agreement"), among Arcadia Automobile Receivables Trust, 1999-B (the "Trust") as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, Norwest Bank National Association, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and the Indenture Trustee delivered to Noteholders statements required by
           Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)     Financial statements of business acquired.

                  Not applicable.

          (b)     Pro forma financial information.

                  Not applicable.

           (c)    Exhibits.

                  The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.
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                  Exhibit No.        Description
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
                    99.1             Servicer's Certificate, dated
                                     January 18, 2000, delivered to the Trustee
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2000           ARCADIA AUTOMOBILE RECEIVABLES TRUST,
                           1999-B


                           By:   ARCADIA FINANCIAL LTD., as Servicer
                                 with respect to Arcadia Automobile
                                 Receivables Trust, 1999-B

                           By:   /s/ Scott R. Fjellman
                                 --------------------------------------
                                 Scott R. Fjellman
                                 Vice President, Securitization and
                                 Investor Relations



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                                INDEX TO EXHIBITS

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
         Exhibit No.                                                                         Page
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
             99.1          Servicer's Certificate, dated January 18, 2000,
                           delivered to the Indenture Trustee and Owner
                           Trustee
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